UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2014

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50924	36-4173371
(Commission	(IRS Employer
File Number)	Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Beacon Roofing Supply, Inc. (the “Company”) amended and restated its by-laws, effective September 22, 2014, to add a new Section 7.16 specifying Delaware state and federal courts as the exclusive forum  for derivative actions, fiduciary duty claims, claims arising under the Delaware General Corporation Law, and claims governed by the internal affairs doctrine. A copy of the amended and restated by-laws is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits are set forth on the attached exhibit index.

3.1	Amended and Restated By-Laws of Beacon Roofing Supply, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date:	September 24, 2014	By:	/s/ Joseph M. Nowicki
Joseph M. Nowicki
Executive Vice President and CFO